SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
Fidelity Advisor Series VIII
(Name of Registrant as Specified In Its Charter)
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

TWO EASY WAYS TO VOTE

Vote by Telephone

It's fast, convenient and your vote is immediately
confirmed and posted.

Using a touch-tone telephone call the toll-free number located in the gray shaded box on the upper left side of your Voting Instruction Form.

Follow the 4 easy steps:
1. Read the accompanying Proxy Statement and
Voting Instruction Form.
2. Call the toll-free phone number.
3. Enter your 12-digit control number located in the
gray shaded box on the right side of your Voting
Instruction Form.
4. Follow the simple instructions.

Make Your Vote Count!

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Vote by Internet

It's fast, convenient and your vote is immediately confirmed and posted. You will also have the option to register to receive future materials via the Internet, when available.

WWW.PROXYVOTE.COM

Follow the 4 easy steps:
1. Read the accompanying Proxy Statement and
Voting Instruction Form.
2. Go to website www.proxyvote.com
3. Enter your 12-digit control number located in
the gray shaded box on the right side of your
Voting Instruction Form.
4. Follow the simple instructions.

Make Your Vote Count!

And Remember... Your vote by telephone or internet will help your company save money!!! Do not return your Voting Form if you voted by Telephone or Internet.